MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        BANC ONE INVESTMENT ADVISORS CORPORATION
        Bank One Center
        241 North Central Avenue
        Phoenix, Arizona 85004

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Arthur K. Carlson
        Thomas W. Courtney
        William L. Ensign
        Diana P. Herrmann
        John C. Lucking
        Anne J. Mills

OFFICERS
        Lacy B. Herrmann, President
        William C. Wallace, Senior Vice President
        Susan A. Cook, Vice President
        Kristian P. Kjolberg, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

JUNE 30, 1998

A TAX-FREE INCOME INVESTMENT

[Graphic of Logo: Eagle sitting on top of flag above the words 'TAX-FREE TRUST OF ARIZONA']

[Graphic of the logo for Aquila Group of Funds: an eagle's head facing left]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Graphic of Logo: Eagle sitting on top of flag above the words 'TAX-FREE TRUST OF ARIZONA'


SERVING ARIZONA INVESTORS FOR OVER A DECADE

                       TAX-FREE TRUST OF ARIZONA
                            ANNUAL REPORT
            "ATTRACTIVE TAX-FREE RETURNS PLUS HIGH STABILITY"

                                                      August 17, 1998

Dear Investor:

In our last report letter to you, we discussed the initial impact of the serious economic and currency problems of various countries in the Far East. We observed that these problems have resulted in a "FLIGHT TO QUALITY."

Specifically, we pointed out that, on a comparative basis, the economy of the United States has continued to be very strong. As a result, the U.S. dollar as a currency, as well as U.S. securities markets, have stood out in the world as a "BEACON OF QUALITY." Tax-Free Trust of Arizona shares in this high quality ranking.

Therefore, in this letter to you, we wish to focus upon the level of tax-free* return provided to you by Tax-Free Trust of Arizona in the current marketplace.

ATTRACTIVE TAX-FREE RETURNS

The rate of inflation in the United States has continued to be relatively low throughout the recent expansion of the economy. This has caused the level of interest rates to decline over recent years.

This decline in interest rates has provided the opportunity for various municipalities to finance new projects and also to refinance existing projects at lower interest costs to them. Municipalities act much like you and I would when refinancing home mortgages to take advantage of attractive rates. Basically, they are acting to save money.

While interest rates generated by TAX-FREE municipal bonds have declined over the years, they have not declined as much as rates on a taxable investment. As a result, TAX-FREE municipal securities have become exceptionally attractive - on a comparative basis - with other types of fixed-income securities.

Indeed, while the benchmark 30-year maturity U.S. Treasury bond is currently yielding approximately 5.65%, its interest income is still subject to taxes. On the other hand, similar maturity municipal securities, of comparable quality, are yielding roughly 5.15% and are TAX-FREE. Thus, comparable TAX-FREE municipal bonds are yielding more than 90% of what high-quality TAXABLE bonds are paying. Consequently, with TAX-FREE municipal securities, you are getting to keep more of the actual return paid. Most significantly, this level of return represents for investors one of the best for TAX-FREE securities in recent years.

The advantage to you of owning a TAX-FREE investment such as Tax-Free Trust of Arizona is vividly illustrated in the following chart. This chart compares the 4.74%** average level of distribution return for Class A Shares (as measured against the maximum public offering price) for the past twelve months with what you would have had to earn with a taxable investment.

[Graphic of bar chart with the following information:]

TAX FREE TRUST OF ARIZONA'S DOUBLE TAX-FREE DISTRIBUTION
RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE AN
INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

                                           TAX BRACKETS
                                     28%      31%       36%       39.6%
DOUBLE TAX-FREE DISTRIBUTION RATE    6.92%    7.31%     7.91%     8.44%
TAXABLE EQUIVALENT RATE              4.74%    4.74%     4.74%     4.74%


            As you will note, you would have to find taxable fixed-income securities that would yield you a level of return quite a bit higher than that achieved by your investment in Tax-Free Trust of Arizona. Given the current economic environment, such higher levels of yield would not be possible to obtain, unless significant additional risk was taken in the form of lesser quality securities.

            You should be aware of just how attractive the TAX-FREE return from the Trust is in today's marketplace.

STABILITY OF YOUR INVESTMENT

            Additionally, what we have always tried to achieve for your investment in Tax-Free Trust of Arizona is a high level of stability of share value. This is one of the prime objectives that shareholders in the Trust have indicated to us that they would like to have in addition to a good level of tax-free return.

SHARE NET ASSET VALUE (In Dollars)
12/31/86        10.07
12/31/87         9.41
12/31/88         9.60
12/31/89         9.88
12/31/90         9.79
12/31/91        10.24
12/31/92        10.49
12/31/93        10.95
12/31/94        9.810
12/31/95        10.72
12/31/96        10.54
12/31/97        10.86
6/30/98         10.86

            As you will note from the above chart, the Class A share value of the Trust has achieved a high level of stability since the Trust began.

PORTFOLIO DISTRIBUTION BY QUALITY

AAA                      54.3%
AA                       28.7%
A                        12.4%
BELOW A AND NOT RATED     4.6%

PORTFOLIO DIVERSIFICATION BY PROJECT

City & County G.O.                                      8.0%
School Districts                                       21.1%
Basic Services                                         15.0%
Health Care                                             6.5%
Mortgages                                               6.6%
Pollution Control                                       6.1%
Universities                                            9.6%
Utilities                                              13.1%
Leases                                                  8.2%
Other                                                   5.8%


PORTFOLIO DISTRIBUTION BY MATURITY
(in Years>

0-5       6-10       11-15        16-20       21-25        26-30       OVER 30
6.5%      14.1%      34.9%        26.3%       9.7%         6.2%        2.3%

            SLEEPING WELL AT NIGHT

            We have always been conscious of the fact that since many of our shareholders are retirees or pre-retirees, they want comfort with regard to obtaining a high degree of safety for their invested capital in the Trust. Indeed, in our management of Tax-Free Trust of Arizona, we have always tried to ensure that you are able to "SLEEP WELL AT NIGHT" knowing that your investment dollars are being well looked after.

            Achieving an attractive level of tax-free return PLUS high stability for your investment in Tax-Free Trust of Arizona requires use of various investment strategies.

            We again want to highlight these various investment strategies which the Trust uses to ensure that YOUR MONEY IS WELL PROTECTED.

            These strategies include emphasis on municipal securities having high quality credit ratings, broad diversification with respect to both number and nature of securities, and an intermediate maturity level with the various holdings in the Trust's portfolio.

            The accompanying three pie charts illustrate these points.

            At June 30, 1998, 83% of the Trust's overall portfolio was rated AAA or AA - the two HIGHEST quality credit ratings available for securities.

            There are presently 230 individual issues in the Trust's portfolio, representing a broad diversification in number and variety of project categories throughout the State.

            The average overall maturity of the portfolio is in the intermediate range of 14.89 years. And, the duration is 5.63 years.

            Basically, all these factors are designed to give you "PEACE OF MIND" with your investment in Tax-Free Trust of Arizona - providing attractive tax-free return PLUS high stability.

            KEEPING YOU IN MIND

            We want you to know, that since the inception of Tax-Free Trust of Arizona, we have always kept in mind the level of tax-free return you receive from your investment in the Trust.

            We also keep in mind the degree of stability that we want your investment to possess.

            We achieve this through paying attention to the various areas we have highlighted above.

            These are the prime focuses that we continue to have for you with the Trust.

            YOUR CONFIDENCE VALUED

            We value the opportunity to be of service to you. It is our intent to consistently work in your interest with your investment in Tax-Free Trust of Arizona.


                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                   of the Board of Directors

             * In certain circumstances, a small portion of the dividends paid by the Trust will be subject to income taxes, including the alternative minimum tax.

            ** The distribution rate shown represents that of Class A shares. Such data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Different classes of shares are offered by the Trust and their distribution rate and performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes.

               MANAGEMENT DISCUSSION OF TRUST PERFORMANCE

            The graph below illustrates the value of $10,000 invested in Class A shares of Tax-Free Trust of Arizona at inception of the Trust in March, 1986 and maintaining this investment through the Trust's latest fiscal year end, June 30, 1998, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Trust is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Trust's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Trust's other classes, first offered on April 1, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 44,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Trust's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Arizona issuers, over the same period.

            The maturities, market prices, and behavior of the individual securities in the Trust's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in performance of the Index versus the Trust might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index.

             Since its inception, the Trust has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Trust is to reduce fluctuations in the price of the Trust's shares resulting from changes in interest rates.

            As can be observed, however, the pattern of the Trust's results and that of the Index over the period since inception of the Trust track quite similarly, even though they are not entirely comparable in character.


[Graphic of a line chart with the following information:]

PERFORMANCE COMPARISON

         Lehman Brothers               Fund After Sales          Cost of
         Municipal Bond Index          Charge and Expenses       Living Index
3/86          $10000                         9600                     $10000
6/86            9938                         9714                      10027
6/87           10795                        10401                      10412
6/88           11595                        11200                      10875
6/89           12915                        12526                      11375
6/90           13797                        13137                      11916
6/91           15040                        14342                      12466
6/92           16810                        15990                      12851
6/93           19230                        17851                      13236
6/94           19230                        17801                      13575
6/95           20935                        19205                      13978
6/96           22315                        20260                      14363
6/98           24161                        21744                      14693
6/98           26251                        23445                      14940

TRUST'S AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED                                       LIFE OF FUND
JUNE 30, 1998                   1 YEAR      5 YEARS        Since 9/10/92
INCLUDING SALES
CHARGE AND EXPENSES             3.52%        7.23%         7.17%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

            PORTFOLIO MANAGER'S ANALYSIS

            PERFORMANCE

            The Tax-Free Trust of Arizona Class A shares posted a total return of 7.83% for the year ended June 30, 1998. Net asset value increased from $10.58 to $10.86, or 2.65%. Per share dividend payments amounted to $.526 versus $.544 during the previous fiscal year, reflecting the general decline in interest rates. In addition, a modest capital gain of $.0024 per share was paid in June, 1998.

            The results, of a total return of 7.83%, compared favorably to the Lipper State Specific Intermediate Muni Universe's twelve month return of 6.47%. Moreover, the Trust had an annual return which also exceeded the Lipper Arizona Muni Index return of 7.34%. Additionally, unlike the situation with the Trust, the index returns do not reflect any operating expenses.

            In general, the Trust's performance mirrored that of the municipal market. Interest rates showed a steady decline from July, 1997 to the middle of January, 1998. However, since mid-January, municipal yields have slowly inched upward (higher yields mean lower prices for bond securities). As such, the Trust's net asset value ranged from a low of $10.58 at the start of the fiscal year, to a high of $10.97 on January 15, 1998, before ending the year at $10.86. This is in contrast to the price movement of the Treasury market which has remained near twelve months highs (low yields).

            Moreover, the relationship of municipals to Treasuries has improved throughout the fiscal year and in particular since the low yields achieved in mid-January. The following table helps illustrate the movement of municipal yields to Treasury yields during the past year.

                       10-YEAR                10-YEAR
                       AA G.O.                Treasury          MUNI/TREASURY
                     MUNI YIELD                YIELD               PERCENT
7/01/97                4.90%                   6.43%                76.2%
1/15/98                4.33%                   5.46%                79.3%
6/30/98                4.50%                   5.44%                82.7%

            Therefore, as an asset class, the attractiveness of purchasing tax-exempt securities has improved during the first six months of 1998.

            THE YEAR AHEAD

            We believe the long term trend of declining interest rates remains in place. The dual forces of a slowing U.S. economy and little or no inflation provide the positive environment for lower interest rates. However, market volatility will continue as the impact of foreign economies on domestic growth is debated. Likewise, the Federal Reserve will remain an inflation fighter limiting the odds of substantially lower interest rates in the immediate future.

            Positives for the tax exempt market should include the reduced supply of municipal securities in general, the relationship of municipal securities to Treasurys and the expected economic contraction throughout the country. The issuance of tax exempt debt during the first half of 1998 has been unexpectedly high and should dissipate over the coming months. In addition, the budget surplus should result in the issuance of less Treasury debt. Less supply versus steady to increasing demand should bring higher prices, or in the case of the fixed income markets, lower yields.

            As evidenced above, municipals have lagged Treasuries during the first half of 1998. Although "rate shock"(tax-exempt yields below 5%) may temper investor's demand, we believe acceptance of this fact is forthcoming and municipals will "make-up" ground on Treasuries.

            The slowing economy will improve the attractiveness of fixed income securities versus equities. Earnings growth in corporate America should moderate, making the kind of recent year returns of 30% in the stock market much harder to achieve. Likewise, our long term commitment to quality will prove beneficial in a slowing economy as an issuer's financial strength takes on added importance.

            STRATEGIES

            In a declining interest rate environment, the call date on securities within the portfolio takes on added importance. (The call date refers to the first date on which the bond issuer can redeem outstanding bonds before the maturity date.) When rates are falling, bond issuers want to "call" their bonds in order to refinance their debt at lower interest rates. As such, shorter call dates can inhibit a security's price improvement when interest rates are declining.

            Because of this, we have been actively improving the Trust's call protection. Over the past year we have sold short-maturity, high coupon bonds and purchased 12 to 15-year maturities at small discounts with better call protection. The Trust's average life has remained at approximately 15.0 years with its duration near 5.6 years. (Average life refers to the average period for which the individual bonds held in a fund mature. Duration is a measure of a fund's sensitivity to interest rate changes.)

            Looking ahead, we plan to continue the course we have followed to date. The portfolio will retain a laddered structure of quality issues with an emphasis in the 12 to 20 year maturity range. Double tax-free income remains our foremost objective with minimum change to the Trust's share price.

KPMG PEAT MARWICK LLP

                      INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Trust of Arizona:

We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Arizona, including the statement of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Arizona as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                     KPMG Peat Marwick LLP

New York, New York
August 7, 1998

                         TAX-FREE TRUST OF ARIZONA
                         STATEMENT OF INVESTMENTS
                            DECEMBER 31, 1997

                                                                                  Rating
  FACE                                                                            MOODY'S/
  AMOUNT           ARIZONA GENERAL OBLIGATION BONDS (31.0%)                         S&P          VALUE

                   Apache Co.,
  $750,000         5.100%, 7-1-99                                                 Baa/NR         $756,735
                   Bullhead City Parkway
                   Improvement District,
  1,055,000        6.100%, 1-1-11                                                  Baa/NR        1,123,575
  1,000,000        6.100%, 1-1-12                                                  Baa/NR        1,058,750
                   Chandler, Arizona,
    450,000        7.000%, 7-1-12, FGIC Insured                                   Aaa/AAA          488,250
  2,000,000        5.125%, 7-1-14, MBIA Insured                                   Aaa/AAA        2,022,500
                   Cochise Co. Unified School
                   District No. 68(Sierra Vista),
  1,000,000        6.000%, 7-1-06, FGIC Insured                                   Aaa/AAA        1,070,000
  1,000,000        6.100%, 7-1-08, FGIC Insured                                   Aaa/AAA        1,071,250
    925,000        5.750%, 7-1-09, FGIC Insured                                   Aaa/AAA          982,813
                   Coconino Co. Unified School
                   District No. 1 (Flagstaff),
  2,000,000        5.500%, 7-1-09, AMBAC Insured                                  Aaa/AAA        2,125,000
                   Coconino & Yavapai Unified School
                   District (Sedona),
  1,000,000        5.900%, 7/1/07                                                  NR/AA-        1,052,500
  1,000,000        5.700%, 7-1-07, FGIC Insured                                   Aaa/AAA        1,055,000
                   Flagstaff, Arizona,
    500,000        6.300%, 7-1-06, FGIC Insured                                   Aaa/AAA          525,000
  1,580,000        6.000%, 7-1-07, FGIC Insured                                   Aaa/AAA        1,626,831
  1,000,000        5.000%, 7-1-12, FGIC Insured                                   Aaa/AAA        1,008,750
                   Gila Co. Unified School District
                   No. 10 (Payson),
    500,000        5.750%, 7-1-09, AMBAC Insured                                  Aaa/AAA          534,375
                   Graham Co. Unified School District
                   No. 1 (Safford),
    300,000        5.000%, 7-1-10, FGIC Insured                                   Aaa/AAA          307,500
                   Graham Co. Unified School
                   District No. 4 (Thatcher),
    400,000        5.000%, 7-1-10, FSA Insured                                     Aaa/NR          411,000
                   LaPaz Co. Unified School
                   District  No. 27 (Parker)
    800,000        6.000%, 7-1-05                                                  Baa/NR          850,000

                   Maricopa Co. Elementary School
                   District No. 1(Phoenix),
    250,000        5.800%, 7-1-10, FSA Insured                                    Aaa/AAA          268,438
  1,000,000        5.000%, 7-1-13, FSA Insured                                    Aaa/AAA        1,007,500
                   Maricopa Co. Elementary School
                   District No. 3
                   (Tempe),
    500,000        8.000%, 7-1-01                                                  A1/AA           555,625
  1,000,000        5.400%, 7-1-12, FGIC Insured                                   Aaa/AAA        1,041,250
  1,780,000        6.000%, 7-1-13, AMBAC Insured                                  Aaa/AAA        1,931,300
                   Maricopa Co. Unified School
                   District No. 4 (Mesa),
  2,250,000        5.500%, 7-1-06, FGIC Insured                                   Aaa/AAA        2,382,188
  2,150,000        5.400%, 7-1-09, FSA Insured                                    Aaa/AAA        2,284,375
  3,100,000        5.000%, 7-1-09, FGIC Insured                                   Aaa/AAA        3,200,750
    750,000        5.650%, 7-1-11, FGIC Insured                                   Aaa/AAA          804,375
                   Maricopa Co. School District
                   No. 8 (Osborn),
  1,945,000        6.100%, 7-1-05                                                   A1/A         2,146,794
                   Maricopa Co. Unified School
                   District No. 9(Wickenburg)
  1,030,000        5.600%, 7-1-15, AMBAC Insured                                  Aaa/AAA        1,081,500
                   Maricopa Co. Unified School
                   District No. 11 (Peoria),
    500,000        9.250%, 7-1-01, FGIC Insured                                   Aaa/AAA          572,500
  2,000,000        6.100%, 7-1-10, AMBAC Insured                                  Aaa/AAA        2,180,000
                   Maricopa Co. Unified School
                   District No. 25 (Liberty),
    750,000        7.500%, 7-1-05, (pre-refunded)                                 Baa3/NR          807,187
                   Maricopa Co. Elementary School
                   District No. 28 (Kyrene),
    600,000        6.000%, 7-1-12, (pre-refunded)                                 Aaa/AAA          642,000
  1,125,000        6.000%, 7-1-14, FGIC Insured                                   Aaa/AAA        1,202,345
                   Maricopa Co. School District
                   No. 31 (Balsz)
  1,000,000        5.375%, 7-1-13, AMBAC Insured                                   NR/AAA        1,062,500

                   Maricopa Elementary School
                   District No. 38 (Madison)
  1,350,000        5.400%, 7-1-11, FGIC Insured                                   Aaa/AAA        1,414,125
  2,000,000        5.800%, 7-1-15, MBIA Insured                                   Aaa/AAA        2,137,500
                   Maricopa Co. Unified School
                   District No. 41 (Gilbert)
  1,750,000        6.250%, 7-1-15, FSA Insured                                    Aaa/AAA        1,964,375
                   Maricopa Co. Unified School
                   District No. 48 (Scottsdale),
    750,000        6.750%, 7-1-09, (pre-refunded)                                       Aa2/AA          812,813
  1,000,000        5.000%, 7-1-14                                                  Aa2/AA        1,011,250
                   Maricopa Co. Elementary School
                   District No. 68(Alhambra),
  1,335,000        6.800%, 7-1-10, AMBAC Insured                                  Aaa/AAA        1,433,003
                   Maricopa Co. Unified School
                   District No. 69 (Paradise Valley)
  3,150,000        7.000%, 7-1-07                                                  A1/A+         3,594,938
  2,400,000        5.800%, 7-1-09, AMBAC Insured                                  Aaa/AAA        2,667,000
  1,000,000        5.300%, 7-1-11, MBIA Insured                                   Aaa/AAA        1,061,250
                   Maricopa Co. Unified School
                   District No. 80 (Chandler),
    715,000        5.800%, 7-1-09, FGIC Insured                                   Aaa/AAA          773,095
                   Maricopa Co. Unified School
                   District No. 98 (Fountain Hills)
  1,000,000        5.750%, 7-1-12, AMBAC Insured                                  Aaa/AAA        1,071,250
                   Maricopa Co. High School
                   District No. 205 (Glendale Union),
  1,000,000        5.350%, 7-1-08                                                  A1/AA-        1,046,250
  1,000,000        5.500%, 7-1-11, FGIC Insured                                   Aaa/AAA        1,056,250
  5,000,000        5.700%, 7-1-14, FGIC Insured                                   Aaa/AAA        5,312,500

                   Maricopa Co. High School
                   District No. 210 (Phoenix Union),
  2,000,000        6.750%, 7-1-04, (pre-refunded)                                  Aa3/AA$       2,167,500
  1,700,000        6.200%, 7-1-06, (pre-refunded)                                  Aa3/AA        1,842,375
  3,000,000        5.450%, 7-1-08                                                  Aa3/AA        3,161,250
  1,000,000        5.375%, 7-1-13                                                  Aa3/AA        1,041,250
  2,000,000        5.700%, 7-1-15                                                  Aa3/AA        2,137,500
  2,500,000        5.500%, 7-1-17                                                  Aa3/AA        2,606,250
                   Maricopa Co. High School District No. 213 (Tempe),
  1,000,000        6.000%, 7-1-12, FGIC Insured                                   Aaa/AAA        1,080,000
                   Mesa, Arizona
  1,425,000        5.700%, 7-1-08, (pre-refunded) MBIA Insured                    Aaa/AAA        1,540,783
  2,650,000        5.000%, 7-1-18, FGIC Insured                                   Aaa/AAA        2,616,875
                   Mohave Co. Unified School District No. 1
                   (Lake Havasu)
  1,000,000        4.900%, 7-1-13, FGIC Insured.                                  Aaa/AAA        1,000,000
                   Navajo Co. Unified School District No. 10
                   (Show Low),
  1,000,000        5.250%, 7-1-16, FGIC Insured                                    Aaa/NR        1,018,750
                   Navajo Co. Unified School
                   District No. 32 (Blue Ridge),
    985,000        5.900%, 7-1-08, FSA Insured                                    Aaa/AAA        1,073,650
    640,000        5.800%, 7-1-14, FGIC Insured                                   Aaa/AAA          688,000
                   Phoenix, Arizona,
  1,040,000        7.500%, 7-1-03                                                 Aaa/AA         1,196,000
    900,000        5.600%, 7-1-11                                                  Aa1/AA+          952,875
  1,000,000        6.250%, 7/1-16                                                 Aa1/AA+        1,158,750
  1,240,000        6.250%, 7-1-17                                                 Aa1/AA+        1,435,300
  2,540,000        5.000%, 7-1-19                                                 Aa1/AA+        2,508,250
                   Pima Co. Unified School District
                   No. 1 (Tucson),
  1,000,000        6.875%, 7-1-10, (pre-refunded)                                 Aaa/AAA        1,088,750
                   Pima Co. Unified School District
                   No. 8 (Flowing Wells),
  1,090,000        5.900%, 7-1-13,                                                  A/NR         1,175,838

                   Pima Co. Unified School District
                   No. 12 (Sunnyside),
  1,250,000        5.500%, 7-1-10, MBIA Insured                                   Aaa/AAA$       1,318,750
                   Pima Co. Unified School District
                   No. 16(Catalina Foothills),
    500,000        4.600%, 7-1-10, MBIA Insured                                   Aaa/AAA          498,125
                   Pinal Co. Elementary School District
                   No. 4 (Casa Grande),
    750,000        6.000%, 7-1-04, AMBAC Insured                                  Aaa/AAA          804,375
                   Pinal Co. Unified School District
                   No. 43 (Apache Junction),
  1,500,000        5.850%, 7-1-15, FGIC Insured                                   Aaa/AAA        1,614,375
  1,000,000        5.000%, 7-1-15, FGIC Insured                                   Aaa/AAa        1,000,000
                   Pinewood Sanitary District,
    605,000        6.500%, 7-1-09                                                  NR/NR*          636,763
                   Prescott Valley Sewer Collection
                   Improvement District,
    500,000        7.900%, 1-1-12                                                 NR/BBB-          562,500
                   Santa Cruz Co. Unified School District
                   No. 1 (Nogales),
    400,000        7.700%, 7-1-03, (pre-refunded)                                 Aaa/AAA          445,000
                   Scottsdale, Arizona,
  1,250,000        6.000%, 7-1-14, (pre-refunded)                                 Aa1/AA+        1,346,875
                   Tempe, Arizona,
  1,000,000        5.300%, 7-1-09                                                 Aa1/AA+        1,073,750
  1,450,000        6.000%, 7-1-10                                                 Aa1/AA+        1,562,375
  1,290,000        5.400%, 7-1-11                                                 Aa1/AA+        1,389,975
    830,000        5.400%, 7-1-11                                                 Aa1/AA+          875,650
                   Tucson, Arizona,
    500,000        5.750%, 7-1-09, FGIC Insured                                   Aaa/AAA          538,750
  2,260,000        6.100%, 7-1-12, FGIC Insured                                   Aaa/AAA        2,432,325
  2,500,000        5.750%, 7-1-20, (pre-refunded)                                  Aa3/AA        2,753,125
                   Yavapai Co. Unified School District
                   No. 28(Camp Verde),
    500,000        6.000%, 7-1-08, FGIC Insured                                   Aaa/AAA          547,500

                  Yuma, Arizona,
  2,000,000        6.125%, 7-1-12, (pre-refunded)
                   AMBAC Insured                                                  Aaa/AAA        2,192,500
                      Total Arizona General Obligation Bonds                                   119,678,714

                   Arizona Revenue Bonds (65.1%)
                   Airport Revenue Bonds (0.4%)
                   Phoenix Municipal Airport Authority,
    565,000        6.400%, 7-1-12, AMT, MBIA Insured                              Aaa/AAA          622,912
                   Tucson Municipal Airport Authority,
  1,000,000        5.700%, 6-1-13, MBIA Insured                                   Aaa/AAA        1,057,500
                      Total  Airport Revenue Bonds                                               1,680,412

                   Basic Service Revenue Bonds (13.9%)
                   Casa Grande Excise Tax Revenue Bonds,
    365,000        6.000%, 4-1-10, FGIC Insured                                   Aaa/AAA          392,375
    440,000        5.200%, 4-1-17, MBIA Insured                                    Aaa/AAA          447,700
                   Chandler Street & Highway User Revenue Bonds,
  1,300,000        5.400%, 7-1-13, MBIA Insured                                   Aaa/AAA        1,355,250
  1,000,000        5.500%, 7-1-16                                                  A2/A+         1,030,000
                   Chandler Water & Sewer Revenue Bonds,
  2,015,000        6.250%, 7-1-13, FGIC Insured                                   Aaa/AAA        2,183,756
                   Gilbert Water & Sewer Revenue Bonds,
  2,500,000        6.500%, 7-1-12, FGIC Insured                                   Aaa/AAA        2,790,625
                   Mesa Utility System Revenue Bonds,
  4,000,000        5.375%, 7-1-12, FGIC Insured                                   Aaa/AAA        4,195,000
  2,750,000        5.375%, 7-1-14, FGIC Insured                                   Aaa/AAA        2,829,063
                   Phoenix Civic Improvement Corp. Water System
                   Revenue Bonds,
  1,690,000        6.000%, 7-1-03                                                  Aa3/AA-        1,827,312
  4,200,000        5.500%, 7-1-10 (pre-refunded)                                  Aa3/AA-        4,525,500
  1,500,000        5.000%, 7-1-13                                                  Aa3/A         1,516,875
  1,500,000        5.400%, 7-1-14                                                 Aa3/AA-        1,546,875
  1,250,000        5.000%, 7-1-18                                                  Aa3/A         1,239,063
  2,315,000        6.000%, 7-1-19 (pre-refunded)                                  Aa3/AA-        2,569,650
  2,250,000        5.375%, 7-1-22, MBIA Insured                                   Aaa/AAA        2,297,812

                   Phoenix Street & Highway User Revenue Bonds,
    750,000        6.400%, 7-1-04                                                  A1/AA           822,187
  2,490,000        6.250%, 7-1-06                                                  A1/AA         2,704,762
  5,000,000        6.250%, 7-1-11                                                  A2/A+         5,350,000
  3,265,000        6.250%, 7-1-11, MBIA Insured                                   Aaa/AAA        3,546,606
                   Pima County Sewer Revenue Bonds,
  2,000,000        6.750%, 7-1-15, FGIC Insured                                   Aaa/AAA        2,165,000
                   Scottsdale Preserve Authority Excise Tax Revenue
                   Bonds,
  1,890,000        5.625%, 7-1-18, FGIC Insured                                   Aaa/AAA        1,972,688
                   Sedona Sewer Revenue Bonds,
    250,000        6.550%, 7-1-04                                                  NR/BBB          277,187
    700,000        7.400%, 7-1-11, (pre-refunded)                                  NR/AAA          759,500
  1,055,000        7.000%, 7-1-12                                                  NR/BBB        1,159,181
                   Tucson Water System Revenue Bonds,
    500,000        7.000%, 7-1-10, MBIA Insured                                   Aaa/AAA          520,625
  1,500,000        6.700%, 7-1-12                                                  A1/A+         1,623,750
  2,370,000        5.750%, 7-1-18                                                  A1/A+         2,449,987
    500,000        6.000%, 7-1-21, MBIA Insured                                   Aaa/AAA          560,625
                   Total Basic Service Revenue Bonds                                            54,658,954

                   Hospital Revenue Bonds (5.7%)
                   Arizona Health Facilities (Northern
                   Arizona Healthcare System),
  1,000,000        5.250%, 10-1-16, AMBAC Insured                                 Aaa/AAA        1,028,750
                   Arizona Health Facilities (Samaritan Health),
  2,500,000        5.625%, 12-1-15, MBIA Insured                                  Aaa/AAA        2,600,000
                   Chandler Industrial Development Authority
                   (Ahwatukee Medical Facility),
    900,000        7.000%, 7-1-22                                                  NR/NR*          970,875
                   Maricopa Co. Industrial Development Authority
                   (Mercy Health Care System-St. Joseph's Hospital)
                   Revenue Bonds,
    975,000        7.750%, 11-1-10                                                 NR/AAA        1,167,562

                   Mesa Industrial Development Authority
                   (Western Health),
  $2,000,000      7.625%, 1-1-19, BIGI Insured                                    Aaa/AAA$       2,076,340
                   Mohave Co. Industrial Development Authority
                   (Baptist Hospital),
  1,150,000        5.700%, 9-1-15, MBIA Insured                                   Aaa/AAA        1,226,187
                   Phoenix Industrial Development Authority (John C.
                   Lincoln Hospital),
  1,070,000        5.500%, 12-1-13, FSA Insured                                   Aaa/AAA        1,127,512
                   Pima Co. Industrial Development
                   Authority (Tucson Medical Center),
  1,000,000        6.375%, 4-1-12, MBIA Insured                                   Aaa/AAA        1,083,750
  1,000,000        5.000%, 4-1-15, MBIA Insured                                   Aaa/AAA        1,005,000
                   Pima Co. Industrial Development
                   Authority (Healthpartners),
  1,000,000        5.625%, 4-1-14, MBIA Insured                                   Aaa/AAA        1,068,750
                   Scottsdale Industrial Development
                   Authority (Scottsdale
                   Memorial Hospital),
  2,000,000        6.500%, 9-1-03, AMBAC Insured                                  Aaa/AAA        2,202,500
    530,000        6.500%, 9-1-06, AMBAC Insured                                  Aaa/AAA          601,550
  2,000,000        5.500%, 9-1-12, AMBAC Insured                                  Aaa/AAA        2,177,500
  2,020,000        6.125%, 9-1-17, AMBAC Insured                                  Aaa/AAA        2,232,100
                   Yavapai Co. Industrial
                   Development Authority
                   (Yavapai Regional Medical Center),
  1,130,000        5.125%, 12-1-13, FSA Insured                                   Aaa/AAA        1,158,250
                   Yuma Co. Industrial Development
                   Authority (Yuma
                   Regional Medical Center),
    500,000        5.850%, 8-1-08, MBIA Insured                                   Aaa/AAA          551,875
                   Total Hospital Revenue Bonds                                                 22,278,501

                   Lease Revenue Bonds (8.5%)
                   Arizona Certificates of Participation
                   Lease Revenue Bonds,
    840,000        6.625%, 9-1-08, FSA Insured                                    Aaa/AAA          911,400
  2,000,000        6.500%, 3-1-08, FSA Insured                                    Aaa/AAA        2,175,000
                   Arizona Municipal Finance Program
                   No. 20,
  1,300,000        7.700%, 8-1-10, BIGI Insured                                   Aaa/AAA        1,621,750
                   Arizona Municipal Finance Program No. 34,
  1,000,000        7.250%, 8-1-09, MBIA Insured                                   Aaa/AAA        1,231,250
                   Avondale Municipal Facilities Lease
                   Revenue Bonds,
    350,000        7.150%, 7-1-13, MBIA Insured                                   Aaa/AAA          357,875
  1,185,000        5.200%, 7-1-13, MBIA Insured                                   Aaa/AAA        1,214,625
                   Bullhead City Municipal Property Corp.
                   Lease Revenue Bonds,
  1,670,000        5.200%, 7-1-09, MBIA Insured                                    Aaa/AAA        1,753,500
                   Cave Creek Certificates of
                   Participation Lease Revenue Bonds,
    365,000        5.750%, 7-1-19                                                 NR/BBB-          367,737
                   Glendale Municipal Property Corp.
                   Lease Revenue Bonds, MBIA Insured,
  1,000,000        7.000%, 7-1-09, MBIA Insured                                   Aaa/AAA        1,039,910
                   Lake Havasu City Certificates of
                   Participation Lease Revenue Bonds,
    750,000        5.625%, 6-1-04, FGIC Insured                                   Aaa/AAA          793,125
    500,000        7.000%, 6-1-05, FGIC Insured                                   Aaa/AAA          540,000
                   Maricopa Co. Certificates of
                   Participation Lease Revenue Bonds,
  1,000,000        6.000%, 6-1-04                                                Baa1/BBB+       1,052,500
                   Oro Valley Municipal Property
                   Corp. Lease Revenue Bonds,
  2,085,000        5.375%, 7-1-26, MBIA Insured                                   Aaa/AAA        2,150,156
                   Phoenix Civic Improvement
                   Revenue Bonds,
  1,890,000        6.300%, 7-1-14                                                  Aa/AA+        2,093,175
  1,500,000        6.000%, 7-1-14                                                 Aa2/AA+        1,625,625

                   Pinal Co. Certificates of
                   Participation Lease Revenue Bonds,
  1,180,000        6.250%, 6-1-04                                                  NR/AA$        1,272,925
                   Prescott Municipal Property Corp.
                   Lease Revenue Bonds,
  1,000,000        5.125%, 1-1-18, FGIC Insured                                   Aaa/AAA        1,016,250
                   Scottsdale Municipal Property Corp.
                   Lease Revenue Bonds,
  2,200,000        6.250%, 11-1-10, FGIC Insured                                  Aaa/AAA        2,365,000
  2,620,000        6.250%, 11-1-14, FGIC Insured                                  Aaa/AAA        2,826,325
                   Sierra Vista Municipal Property Corp.
                   Lease Revenue Bonds,
  1,265,000        5.000%, 1-1/18, AMBAC Insured                                  Aaa/AAA        1,255,512
                   Tucson Certificate of Participation
                   Lease Revenue Bonds,
  1,000,000        6.375%, 7-1-09                                                 Baa1/AA        1,090,000
                   Tucson Business Development
                   Finance Corp.
    690,000        6.250%, 7-1-12 (pre-refunded)                                  Aaa/AAA          756,412
  1,585,000        6.250%, 7-1-12, FGIC Insured                                   Aaa/AAA        1,691,987
                   University of Arizona Certificates of
                   Participation Lease Revenue Bonds,
  1,000,000        5.650%, 9-1-09, FSA Insured                                    Aaa/AAA        1,071,250
                   Yuma Municipal Property Corp. Lease
                   Revenue Bonds,
  1,385,000        5.250%, 7-1-12, AMBAC Insured                                  Aaa/AAA        1,428,281
                   Total Lease Revenue Bonds                                                    33,701,570

                   Mortgage Revenue Bonds (5.4%)
                   Maricopa Co. Industrial Development
                   Authority Single Family Mortgage
                   Revenue Bonds,
  1,250,000        0.000%, 12-31-14                                               Aaa/AAA          543,750
  2,215,000        0.000%, 12-31-16                                               Aaa/AAA          866,619

                   Maricopa Co. Industrial Development
                   Authority Multi Family Mortgage
                   Revenue Bonds (Advantage Point Project),
  $1,000,000       6.500%, 7-1-16                                                   A/NR    $    1,148,750
                   Maricopa Co. Industrial Development
                   Authority Multi Family Mortgage
                   Revenue Bonds (National Health
                   Facilities)
  1,500,000        5.100%, 1-1-33, FSA Insured                                    Aaa/AAA        1,471,875
                   Maricopa Co. Industrial Development
                   Authority Multi Family Mortgage
                   Revenue Bonds (Pines at Camelback
                   Project),
    450,000        5.400%, 5-1-18                                                  NR/AA           451,687
                   Mohave Co. Industrial Development
                   Authority (Chris Ridge Village),
  1,040,000        6.250%, 11-1-16                                                 NR/AAA        1,134,900
                   Peoria Industrial Development Authority
                   (Casa Del Rio),
  2,500,000        7.300%, 2-20-28                                                 NR/AAA        2,771,875
                   Phoenix Industrial Development
                   Authority Single Family Mortgage
                   Revenue,
  1,445,000        6.300%, 12-1-12, AMT                                            NR/AAA        1,560,600
  1,750,000        0.000%, 12-1-14                                                Aaa/AAA          756,875
  1,000,000        5.350%, 6-1-20, AMT                                             NR/AAA        1,008,750
                   Pima Co. Industrial Development
                   Authority (Broadway Proper),
    500,000        8.150%, 12-1-25                                                 NR/AA-          545,000
                   Pima Co. Industrial Development
                   Authority Single Family Mortgage
                   Revenue,
    245,000        7.625%, 2-1-12                                                  A2/NR           257,556
    875,000        6.500%, 2-1-17                                                   A/NR           936,250
  1,225,000        6.750%, 11-1-27, AMT                                            NR/AAA        1,319,938
  2,000,000        6.250%, 11-1-29, AMT                                            NR/AAA        2,122,500

                   Scottsdale Industrial Development
                   Authority (Westminster Village),
  1,185,000        7.700%, 6-1-06                                                  NR/NR*        1,334,606
                   Tempe Industrial Development Authority
                   (Friendship Village),
  1,500,000        6.500%, 12-1-08                                                 NR/NR*        1,524,375
                   Tucson & Pima Co. Single Family
                   Mortgage Revenue Bonds
  4,000,000        0.000%, 12-1-14                                                Aaa/AAA        1,720,000
                   Total Mortgage Revenue Bonds                                                  21,475,906

                   Pollution Control Revenue Bonds (6.1%)
                   Casa Grande Industrial Development
                   Authority (Frito Lay) Revenue Bonds,
    250,000        6.650%, 12-1-14                                                 A1/NR           275,938
                   Coconino Co. Pollution Control (Nevada
                   Power) Revenue Bonds,
  2,000,000        5.350%, 10-1-22                                                NR/BBB-        1,992,500
                   Gila Co. Pollution Control (Asarco)
                   Revenue Bonds
  2,000,000        5.550%, 1-1-27                                                 Baa2/BBB       2,030,000
                   Gilbert Industrial Development Authority
                   Wastewater Reclamation Facility
                   Revenue Bonds,
    600,000        10.000%, 10-1-10, (pre-refunded)                                NR/NR*          681,000
  1,000,000        6.875%, 4-1-14                                                  NR/NR*        1,035,000
                   Greenlee Co. Pollution Control
                   (Phelps Dodge) Revenue Bonds,
  8,000,000        5.450%, 6-1-09                                                   A2/A         8,410,000
                   Mohave Co. Industrial Development Authority
                   (North Star Steel) Revenue Bonds,
  4,150,000        5.500%, 12-1-20, AMT                                            NR/AA-        4,295,250
                   Navajo Co. Pollution Control
                   Revenue Bonds (Arizona Public Service),
  5,000,000        5.875%, 8-15-28, MBIA Insured                                  Aaa/AAA        5,256,250
                   Total Pollution Control Revenue Bonds                                        23,975,938

                   University Revenue Bonds (9.9%)
                   Arizona Board of Regents-Arizona State
                   University System Revenue Bonds,
  6,750,000        5.750%, 7-1-12                                                  A1/AA$        7,045,312
  7,000,000        6.125%, 7-1-15                                                  A1/AA         7,455,000
  1,000,000        5.500%, 7-1-19                                                  A1/Aa         1,015,000
  3,000,000        5.500%, 7-1-19, MBIA Insured                                   Aaa/AAA        3,067,500
                   Arizona State University Research Park
                   Revenue Bonds,
  1,225,000        5.000%, 7-1-21, MBIA Insured                                   Aaa/AAA        1,228,062
                   Arizona Board of Regents-Northern Arizona
                   University System Revenue Bonds,
  3,000,000        5.800%, 6-1-08 AMBAC Insured                                   Aaa/AAA        3,195,000
  3,000,000        5.200%, 6-1-13, FGIC Insured                                   Aaa/AAA        3,078,750
                   Arizona Board of Regents-University of
                   Arizona System Revenue Bonds,
    250,000        6.500%, 6-1-08                                                  A1/AA           272,812
  2,750,000        6.250%, 6-1-11                                                  A1/AA         2,956,250
                   Arizona Educational Loan Mktg Corp.,
  1,000,000        6.000%, 9-1-01, AMT                                             Aa/NR         1,045,000
    450,000        7.000%, 3-1-05, AMT                                             Aa2/NR          483,750
  1,720,000        5.700%, 12-1-08, AMT                                            Aa2/NR        1,775,900
                   Arizona Student Loan Revenue
    500,000        6.600%, 5-1-10                                                  Aa/NR           543,125
                   Glendale Industrial Development Authority
                   (American Graduate School),
    300,000        7.125%, 7-1-20, (pre-refunded)                                  NR/AAA          354,000
  2,100,000        5.625%, 7-1-20, AMBAC Insured                                   NR/AAA        2,189,250
                   Pinal Co. Community College District
                   Revenue Bonds,
  1,680,000        5.100%, 7-1-14, AMBAC Insured                                   Aaa/NR        1,686,300
                   Yavapai Co. Community College District
                   Revenue Bonds,
  1,070,000        5.400%, 7-1-10, FGIC Insured                                   Aaa/AAA        1,115,475
    500,000        6.000%, 7-1-12                                                  NR/A-           526,875
                   Total University Revenue Bonds                                               39,033,361

                   Utility Revenue Bonds (15.2%)
                   Arizona Power Authority (Hoover Dam
                   Project) Revenue Bonds,
  2,720,000        5.300%, 10-1-06, MBIA Insured                                  Aaa/AAA$       2,869,600
  8,500,000        5.375%, 10-1-13, MBIA Insured                                  Aaa/AAA        8,797,500
  2,425,000        5.250%, 10-1-17, MBIA Insured                                  Aaa/AAA        2,470,469
                   Arizona Wastewater Management Authority
                   Revenue Bonds,
  1,700,000        6.800%, 7-1-11                                                  Aa1/AA+        1,884,875
  1,240,000        5.625%, 7-1-15, AMBAC Insured                                  Aaa/AAA        1,319,050
                   Arizona Water Infrastructure Finance
                   Authority Revenue Bonds,
  2,000,000        5.000%, 7-1-17, MBIA Insured                                   Aaa/AAA        1,982,500
                   Central Arizona Water Conservation
                   District Revenue Bonds,
  2,000,000        5.500%, 11-1-09                                                 A1/AA-        2,155,000
  1,000,000        5.500%, 11-1-10                                                 A1/AA-        1,073,750
  2,000,000        7.125%, 11-1-11, (pre-refunded)                                 NR/AA-        2,172,500
  1,000,000        6.500%, 11-1-11, (pre-refunded)                                 A1/AA-        1,082,500
                   Mohave Co. Industrial Development
                   Authority (Citizens Utility),
  3,000,000        7.050%, 8-1-20                                                  NR/AA-        3,180,000
                   Pima Co. Industrial Development Authority
                   (Tucson Electric), Revenue Bonds,
  2,715,000        7.250%, 7-15-10, FSA Insured                                   Aaa/AAA        3,037,406
                   Salt River Project Agricultural
                   Improvement and Power Revenue Bonds
  4,485,000        6.200%, 1-1-12                                                  Aa2/AA        4,782,131
    650,000        6.000%, 1-1-13                                                  Aa2/AA          689,000
  2,850,000        5.000%, 1-1-13 MBIA Insured                                    Aaa/Aaa        2,885,625
  1,000,000        5.125%, 1-1-18                                                   Aa2/AA        1,005,000
  8,500,000        6.250%, 1-1-19                                                  Aa2/AA        9,063,125
  1,000,000        6.250%,1-1-27, (pre-refunded)                                   Aaa/AA        1,087,500
  5,730,000        6.250%, 1-1-27                                                  Aa2/AA        6,131,100
  1,000,000        5.500%, 1-1-28                                                  Aa2/AA        1,012,500

                   Santa Cruz Industrial Development
                   Authority (Citizens Utility),
  1,220,000        7.150%, 2-1-23, AMT                                              NR/AA-       1,282,525
                   Total Utility Revenue Bonds                                                  59,963,656
                   Total Arizona Revenue Bonds                                                 256,768,298

                   U.S. Territorial Bonds (3.9%)
                   Guam Housing Development Corp. Single
                   Family Mortgage Revenue Bonds,
  1,000,000        5.350%, 9-1-18                                                  NR/AAA        1,013,750
                   Puerto Rico General Obligation Bonds,
  1,000,000        6.250%, 7-1-10                                                  Baa1/A        1,065,000
  1,500,000        6.350%, 7-1-10                                                 Aaa/AAA        1,695,000
  2,035,000        6.450%, 7-1-17                                                 Aaa/AAA        2,309,725
  2,200,000        5.000%, 7-1-26                                                  Baa1/A        2,164,250
                   Puerto Rico Highway & Transportation Authority,
  5,890,000        5.500%, 7-1-26                                                  Baa1/A        6,066,700
                   Puerto Rico Industrial, Medical & Environmental
                   Revenue Bonds,
  1,000,000        7.600%, 5-1-14, (Warner Lambert)                                Aa3/NR        1,058,960
                   Total U.S. Territorial Bonds                                                 15,373,385

                   Total Investments (cost $368,084,247**)                         99.3%       391,820,397

                   Other assets in excess of liabilities                            0.7          2,919,602
                   Net Assets                                                      100.0%      394,739,999


        *  Any security not rated has been determined by the
           Investment Sub-Adviser to have sufficient quality
           to be ranked in the top four credit ratings if a
           credit rating were to be assigned by a rating service.
           When-issued security. This security is pledged as collateral for the Trust's when-issued commitments.
       #   When-issued security.
       ##  This security is pledged as collateral for the Trust's when-issued commitments.
       **  Cost for Federal tax purposes is identical.

  See accompanying notes to financial statements.

                         TAX-FREE TRUST OF ARIZONA
                     STATEMENT OF ASSETS AND LIABILITIES
                              JUNE 30, 1998

ASSETS
  Investments at value (cost $368,084,247)                  $     391,820,397
  Interest receivable                                               8,843,519
  Receivable for investment securities sold                           505,000
  Receivable for Trust shares sold                                    366,458
  Other assets                                                          4,221
  Total assets                                                    401,539,595

LIABILITIES
  Payable for investment securities purchased                       3,673,370
  Cash overdraft                                                    1,989,974
  Payable for Trust shares redeemed                                   392,861
  Dividends payable                                                   311,765
  Accrued expenses                                                    153,102
  Distribution fees payable                                           148,509
  Management fee payable                                              130,015
  Total liabilities                                                 6,799,596

NET ASSETS                                                    $   394,739,999

  Net Assets consist of:
  Capital Stock - Authorized an unlimited number
    of shares, par value $.01 per share                       $       363,419
  Additional paid-in capital                                      368,022,036
  Net unrealized appreciation on investments                       23,736,150
  Accumulated net realized gain on investments                      2,912,888
  Distributions in excess of net investment income                   (294,494)
                                                              $   394,739,999
CLASS A
  Net Assets                                                  $   393,886,665
  Capital shares outstanding                                       36,263,491
  Net asset value and redemption price per share              $         10.86
  Offering price per share (100/96 of $10.86
    adjusted to nearest cent)                                 $         11.31

CLASS C
  Net Assets                                                  $       796,613
  Capital shares outstanding                                           73,210
  Net asset value and offering price per share                $         10.88
  Redemption price per share (*generally, a charge of
    1% is imposed on the proceeds of shares redeemed
    during the first 12 months after purchase.)                         10.88*

CLASS Y
  Net Assets                                                  $        56,721
  Capital shares outstanding                                            5,209
  Net asset value, offering and redemption price
    per share                                                 $         10.89

           See accompanying notes to financial statements.

                      TAX-FREE TRUST OF ARIZONA
                       STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
Interest income                                                   $21,890,825

Expenses:
Management fee (note 3)                              $  1,580,741
Distribution and service fees (note 3)                    596,674
Transfer and shareholder servicing agent fees             282,082
Trustees' fees and expenses (note 8)                       92,409
Shareholders'meeting, reports and proxy statements         67,588
Legal fees                                                 67,357
Custodian fees (note 7)                                    60,807
Audit and accounting fees                                  33,071
Registration fees and dues                                 29,811
Insurance                                                   6,291
Miscellaneous                                              62,594
                                                        2,879,425

Expenses paid indirectly (note 7)                        (26,832)
      Net expenses                                                  2,852,593
      Net investment income                                        19,038,232

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from securities transactions         3,157,634
Change in unrealized appreciation on investments       7,837,854

Net realized and unrealized gain on investments                    10,995,488
Net increase in net assets resulting from operations              $30,033,720

See accompanying notes to financial statements.

                     TAX-FREE TRUST OF ARIZONA
                STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED JUNE 30,
                                                    1998                1997
OPERATIONS:
 Net investment income                            $ 19,038,232    $19,724,415
 Net realized gain from securities
   transactions                                      3,157,634      1,605,406
 Change in unrealized appreciation on
   investments                                       7,837,854      6,149,411
 Change in net assets resulting
   from operations                                  30,033,720     27,479,232

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
 Class A Shares:
 Net investment income                             (19,395,494)   (20,215,578)
 Net realized gain on investments                      (88,057)           -

 Class C Shares:
 Net investment income                                 (18,434)        (1,847)
 Net realized gain on investments                         (178)           -

 Class Y Shares:
 Net investment income                                    (837)            (7)
 Net realized gain on investments                          (13)           -
   Change in net assets from distributions         (19,503,013)   (20,217,432)

CAPITAL SHARE TRANSACTIONS (note 9):
 Proceeds from shares sold                          32,337,408     34,306,885
 Reinvested dividends and distributions             10,338,428     10,454,421
 Cost of shares redeemed                           (50,403,313)   (49,175,125)
   Change in net assets from capital
      share transactions                            (7,727,477)    (4,413,819)
   Change in net assets                              2,803,230      2,847,981

NET ASSETS:
 Beginning of period                               391,936,769    389,088,788
 End of period                                    $394,739,999  $ 391,936,769

See accompanying notes to financial statements.

1. ORGANIZATION

Tax-Free Trust of Arizona (the "Trust"), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997 the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 1998, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments in the Trust and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

      In Fiscal 1997, the Trust began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Trust's net asset value or distribution policy and conforms to the amortization policy followed by the Trust for Federal tax purposes.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Trust's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, maintains the Trust's accounting books and records, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Trust's net assets.

     On November 6, 1997, the Management arrangements described above were approved by the Trust's shareholders and went into effect. From inception of the Trust in March, 1996 to that date, Aquila Management Corporation and Banc One Investment Advisors Corporation, through its subsidiaries or predecessors, had served as the Trust's Administrator and Investment Manager, respectively, pursuant to agreements with the Trust. Prior to this change, the total fees paid to them were at an annual rate of 0.40 of 1% of the Trust's net assets, the same fee as under the new arrangements.

     For the year ended June 30, 1998, the Trust incurred fees for advisory and administrative services of $1,580,741.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. ("the Distributor") including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended June 30, 1998, service fees on Class A Shares amounted to $592,052, of which the Distributor received $21,386.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended June 30, 1998, amounted to $3,466. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended June 30, 1998, amounted to $1,156. The total of these payments with respect to Class C Shares amounted to $4,622, of which the Distributor received $4,330.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Arizona, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 1998, the Distributor received sales commissions of $150,455.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 1998, purchases of securities and proceeds from the sales of securities aggregated $77,240,313 and $90,273,491, respectively.

     At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $23,798,196 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $62,046 for a net unrealized appreciation of $23,736,150.

5. PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers' ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At June 30, 1998, the Trust had 3.9% of its net assets invested in seven such municipal issues.

6. DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7. CUSTODIAN FEES

     The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Sub-Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended June 30, 1998, the Trust's custodian fees amounted to $60,807, of which $26,832 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were eight Trustees. Trustees' fees paid during the year were at the annual rate of $7,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 1998 such reimbursements averaged approximately $5,400 per Trustee. Two of the Trustees, who are affiliated with the Manager, are not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                   YEAR ENDED                            YEAR ENDED
                                                 JUNE 30, 1998                          JUNE 30, 1997
                                            SHARES             AMOUNT               SHARES             AMOUNT
CLASS A SHARES:
    Proceeds from shares sold              2,935,093       $  31,690,705          3,253,601         $  34,112,971
    Reinvested distributions                 955,611          10,322,539            997,339            10,453,094
    Cost of shares redeemed               (4,666,468)        (50,385,170)        (4,693,152)          (49,172,125)
      Net change                            (775,764)         (8,371,926)          (442,212)           (4,606,060)
CLASS C SHARES:
    Proceeds from shares sold                 54,652             591,078             18,424               193,914
    Reinvested distributions                   1,379              14,945                124                 1,321
    Cost of shares redeemed                   (1,674)            (18,143)              (284)               (3,000)
      Net change                              54,357             587,880             18,264               192,235
CLASS Y SHARES:
    Proceeds from shares sold                  5,112              55,625                  -                     -
    Reinvested distributions                      87                 944                  1                     6
    Cost of shares redeemed                        -                   -                  -                     -                  -
      Net change                               5,199              56,569                  1                     6
Total transactions in Trust
      shares                                (716,208)       $ (7,727,477)          (423,947)          $(4,413,819)

                      TAX-FREE TRUST OF ARIZONA
                    NOTES TO FINANCIAL STATEMENTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                Class A(1)
                                                              Year ended June 30,
                                               1998     1997          1996        1995          1994
Net Asset Value, Beginning of Period           $10.58   $10.38        $10.37      $10.16        $10.84

Income from Investment Operations:
  Net investment income                          0.52     0.53          0.55        0.56          0.57
  Net gain (loss) on securities (both
   realized and unrealized)                      0.29     0.22          0.01        0.21         (0.60)
  Total from Investment Operations               0.81     0.75          0.56        0.77         (0.03)

Less Distributions (note 6):
  Dividends from net investment income         (0.53)    (0.55)        (0.55)      (0.56)        (0.57)
  Distributions from capital gains               -         -             -           -     (0.08)

  Total Distributions                          (0.53)    (0.55)        (0.55)      (0.56)        (0.65)

Net Asset Value, End of Period                $10.86    $10.58        $10.38      $10.37        $10.16

Total Return (not reflecting sales
  charge)(%)                                    7.83      7.36          5.49        7.89         (0.38)

Ratios/Supplemental Data
  Net Assets, End of Period ($
     thousands)                              393,887   391,737       389,083     380,745       372,093
  Ratio of Expenses to Average Net
     Assets (%)                                 0.72      0.72          0.72        0.74          0.70
  Ratio of Net Investment Income to
     Average Net Assets (%)                     4.82      5.03          5.30        5.55          5.36
  Portfolio Turnover Rate (%)                  19.68     19.98         27.37       34.44         31.20

Net investment income per share and the ratios of income and expenses to average net assets without the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)                     0.52      0.52          0.55        0.56          0.57
  Ratio of Expenses to Average Net
    Assets (%)                                  0.73      0.73          0.73        0.74          0.71
  Ratio of Net Investment Income to
     Average Net Assets (%)                     4.81      5.02          5.30        5.55          5.35

     (1) Designated as Class A Shares on April 1, 1996.

See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         Class C(1)                       Class Y(1)

                                                   Year Ended      Period(2)         Year Ended      Period
                                                    June 30,       Ended June         June 30,       Ended June
                                                 1998     1997     30, 1996       1998      1997     30, 1997
Net Asset Value, Beginning of Period             $10.60    $10.38      $10.45    $10.59       $10.38    $10.45
Income from Investment Operations:
   Net investment income                           0.43      0.44        0.13      0.58         0.70      0.15
   Net gain (loss) on securities (both
     realized and unrealized)                      0.29      0.23       (0.07)     0.31         0.21     (0.07)
   Total from Investment Operations                0.72      0.67        0.06      0.89         0.91      0.08
Less Distributions (note 6):
   Dividends from net investment income           (0.44)    (0.45)      (0.13)    (0.59)       (0.70)    (0.15)
   Distributions from capital gains                 -         -           -         -            -         -

   Total Distributions                            (0.44)    (0.45)      (0.13)    (0.59)       (0.70)    (0.15)
Net Asset Value, End of Period                   $10.88    $10.60      $10.38    $10.89       $10.59    $10.38
Total Return (not reflecting sales
   charge) (%)                                     6.90      6.64        0.57#      8.63         9.10      0.76#

Ratios/Supplemental Data
   Net Assets, End of Period
      ($ thousands)                                 797       200           6        57         0.1       0.1

   Ratio of Expenses to Average Net Assets (%)     1.56      1.57        0.40#      0.57        0.57      0.15#
   Ratio of Net Investment Income to Average
     Net Assets (%)                                3.90      4.18        1.17#      4.97         5.18      1.42#
   Portfolio Turnover Rate (%)                    19.68     19.98       27.37     19.68        19.98     27.37

Net investment income per share and the ratios of income and expenses to average net assets without the expense offset in custodian fees for uninvested cash balances would have been:
   Net Investment Income ($)                         0.43      0.43      0.04      0.58         0.70        0.15
   Ratio of Expenses to Average Net Assets (%)       1.57      1.58      0.40#     0.58         0.58        0.15#
   Ratio of Net Investment Income to Average
     Net Assets (%)                                  3.89      4.17      1.17#     4.96         5.17        1.42#

     (1) New Class of Shares established on April 1, 1996.
     (2) From April 1, 1996 to June 30, 1996.
     #   Not annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

      The Annual Meeting of Shareholders of the Tax-Free Trust of
Arizona (the "Trust") was held on November 6, 1997. The holders of shares representing 54% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

   (1) The election of Lacy B. Herrmann, Philip E. Albrecht, Arthur
       K. Carlson, Thomas W. Courtney, William L. Ensign, Diana P. Herrmann, John C. Lucking, and Anne J. Mills as Trustees to hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (each Trustee received at least 209,443,583.02 affirmative votes; no more than 4,662,774.25 votes were withheld for any Trustee).

   (2) The ratification of the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending June 30, 1998 (votes for: 202,742,349.47; votes against: 863,757.03;
       abstentions: 10,500,240.06; broker non-votes: 0.00).

   (3) The approval of a proposed Investment Advisory and Administration Agreement with Aquila Management Corp. (votes for: 194,404,040.55; votes against: 2,667,948.29; abstentions: 14,900,435.32; broker non-votes: 2,133,922.40).

   (4) The approval of a proposed Sub-Advisory Agreement between Aquila Management Corporation as Manager and Banc One Investment Advisors Corporation as Sub-Adviser (votes for: 193,340,655.36; votes against:
       3,693,707.34; abstentions: 14,938,061.47; broker non-votes:
       2,133,922.40).

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 1998, of the total amount of dividends paid by Tax-Free Trust of Arizona, 98.58% was "exempt-interest dividends," 0.0001% was capital gain dividends, and the balance was ordinary dividend income.

     Prior to January 31, 1998, shareholders were mailed IRS Form
1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.